                                                                    EXHIBIT 10.3
                                                                [Execution Copy]

                     AMENDMENT NO. 1 TO TERM LOAN AGREEMENT
                             AND SECURITY AGREEMENT

         THIS AMENDMENT NO. 1 TO TERM LOAN AGREEMENT (this "Amendment") is entered into as of April 30, 2001 among GENEVA STEEL LLC, a Delaware limited liability company ("Borrower"), each Lender signatory hereto (each, together with its successors and permitted assigns, a "Lender"), and CITICORP USA, INC., acting as agent for itself and the other Lenders (in such capacity, "Agent"). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to them in the Loan Agreement (as hereinafter defined).

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, the Borrower, the Agent and the Lenders are party to a Term Loan Agreement dated as of January 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Loan Agreement");

         WHEREAS, the Borrower and the Agent are party to the Security Agreement dated as of January 3, 2001 (as amended, supplemented, restated or otherwise modified from time to time, the "Security Agreement");

         WHEREAS, the parties to each of the Loan Agreement and the Security Agreement desire to amend the Loan Agreement and the Security Agreement as herein set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I

                        AMENDMENTS TO THE LOAN AGREEMENT
                           AND THE SECURITY AGREEMENT

                SECTION 1.01. AMENDMENTS TO THE LOAN AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Article II hereof, the Loan Agreement is hereby amended as follows:

                (a) Amendment to Section 2.3. Section 2.3 is hereby amended and restated in its entirety to read as follows:

                SECTION 2.3. REPAYMENT OF TERM LOANS. The Borrower shall repay the Term Loans, ratably in respect of each Tranche, at the dates and in the amounts set forth below:

                  April 30, 2001                              $366,666.67
                  May 31, 2001                                $366,666.67
                  June 30, 2001                               $366,666.67
                  July 31, 2001                                $91,666.67
                  August 31, 2001                              $91,666.67
                  September 30, 2001                           $91,666.67
                  October 31, 2001                             $91,666.67
                  November 30, 2001                            $91,666.67
                  December 31, 2001                            $91,666.67

                  January 31, 2002                             $91,666.67
                  February 28, 2002                            $91,666.67
                  March 31, 2002                               $91,666.67
                  April 30, 2002                               $91,666.67
                  May 31, 2002                                 $91,666.67
                  June 30, 2002                                $91,666.67
                  July 31, 2002                               $183,333.33
                  August 31, 2002                             $183,333.33
                  September 30, 2002                          $183,333.33
                  October 31, 2002                            $183,333.33
                  November 30, 2002                           $183,333.33
                  December 31, 2002                           $183,333.33
                  January 31, 2003                            $183,333.33
                  February 31, 2003                           $183,333.33
                  March 31, 2003                              $183,333.33
                  April 30, 2003                              $183,333.33
                  May 31, 2003                                $183,333.33
                  June 30, 2003                               $183,333.33
                  July 31, 2003                               $275,000.00
                  August 31, 2003                             $275,000.00
                  September 30, 2003                          $275,000.00
                  October 31, 2003                            $275,000.00
                  November 30, 2003                           $275,000.00
                  December 31, 2003                           $275,000.00
                  January 31, 2004                            $275,000.00
                  February 31, 2004                           $275,000.00
                  March 31, 2004                              $275,000.00
                  April 30, 2004                              $275,000.00
                  May 31, 2004                                $275,000.00
                  June 30, 2004                               $275,000.00
                  July 31, 2004                               $366,666.67
                  August 31, 2004                             $366,666.67
                  September 30, 2004                          $366,666.67
                  December 31, 2004                           $366,666.67
                  January 31, 2005                            $366,666.67
                  February 31, 2005                           $366,666.67
                  March 31, 2005                              $366,666.67
                  April 30, 2005                              $366,666.67
                  May 31, 2005                                $366,666.67
                  June 30, 2005                               $366,666.67
                  July 31, 2005                               $366,666.67
                  August 31, 2005                             $366,666.67
                  September 30, 2005             $97,166,666.66 or, if less, the
                                                 entire unpaid principal amount
                                                 of the Term Loans

             Notwithstanding anything herein to the contrary, the Borrower shall repay the entire unpaid principal amount of the Term Loans on the Term Loan Maturity Date.

                (b) Amendment to Article VI. Article VI is hereby amended by adding a new Section 6.16 immediately following the text of Section 6.15 as follows:

                   SECTION 6.16. CASH INTEREST EXPENSE. The Borrower shall
             maintain the equivalent value of Cash Interest Expense for a two month period in a Cash Collateral Account maintained with the Agent for the benefit of the Lenders.

             SECTION 1.02. AMENDMENT TO THE SECURITY AGREEMENT. Subject to the satisfaction of the conditions precedent set forth in Article II hereof, the Security Agreement is hereby amended as follows:

             (a) Amendment to Section 2.1. Section 2.1 is hereby amended by deleting the reference "(i)" appearing immediately prior to the text "all General Intangibles" and inserting a new reference "(i)" immediately prior to the text "Equipment or".

                                   ARTICLE II

                        CONDITIONS PRECEDENT TO AMENDMENT

         The amendments to the Loan Agreement and the Security Agreement set forth in Article I hereof shall become effective on the date (the "Effective Date") that each of the following conditions precedent are or shall be contemporaneously satisfied:

             SECTION 2.01. The Agent shall have received counterparts of this Amendment duly executed by the Agent, the Requisite Lenders, the Borrower, and the conditions to amendments set forth in Section 5.5 of the U.S. Government Guarantee shall be satisfied.

             SECTION 2.02. The Agent shall have received, dated the date of receipt thereof by the Agent, in form and substance satisfactory to the Agent, a certificate signed by a duly authorized officer of the Borrower stating that:

             (a) The representations and warranties contained in Article III hereof are correct on and as of the date of such certificate as though made on and as of such date, and

             (b) After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

             SECTION 2.03. The Agent shall have received from the Borrower on the Effective Date of this Amendment such fees as are set forth in a Fee Letter dated as of the date hereof between the Agent and the Borrower.

             SECTION 2.04. The Agent shall be satisfied that all conditions to effectiveness set forth in Amendment No. 2 to the Credit Agreement dated as of January 3, 2001 among the Borrower, Citicorp USA, Inc., as agent, and the financial institutions party thereto is effective shall have been satisfied or waived.

             SECTION 2.05. The Agent shall have received such documents from the Borrower as the Agent shall request in writing.

                                  ARTICLE III

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         The Borrower represents and warrants to the Agent and the Lenders that:

             SECTION 3.01. AUTHORIZATION. The execution, delivery and performance by the Borrower of this Amendment have been authorized by all necessary limited liability company action and the Loan Agreement and the Security Agreement, as amended by this Amendment, are legal, valid and binding obligations of the Borrower enforceable against it in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and the application of general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

             SECTION 3.02. NO CONFLICT. Neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate
(a) any provision of the Borrower's certificate of formation or agreement of limited liability company, (b) any law or regulation, or any order or decree of any court or government agency or instrumentality, or (c) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound.

             SECTION 3.03. REPRESENTATIONS AND WARRANTIES IN THE LOAN AGREEMENT AND THE SECURITY AGREEMENT. The representations and warranties set forth in (a)
Article IV of the Loan Agreement, (b) Article III of the Security Agreement and,
(c) in each other Loan Document are true and correct in all material respects on and as of the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate only to an earlier date.

             SECTION 3.04. NO DEFAULT. After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing under each of the Loan Agreement and the Security Agreement.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

             SECTION 4.01. REFERENCE TO AND EFFECT UPON THE LOAN AGREEMENT AND THE SECURITY AGREEMENT; NO WAIVER

             (a) Except as specifically amended above, the Loan Agreement, the Security Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

             (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Agent or any Lender under the Loan Agreement, the Security Agreement or any Loan Document, or constitute a waiver of any provision of the Loan Agreement, the Security Agreement or any Loan Document. Upon the effectiveness of this Amendment, each reference in either of the Loan Agreement or the Security Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Loan Agreement or the Security Agreement as respectively amended hereby.

             SECTION 4.02. COSTS AND EXPENSES. As provided in Section 10.3 of the Loan Agreement, the Borrower agrees to reimburse the Agent and the Lenders for all reasonable fees, costs and expenses, including the reasonable fees, costs and expenses of counsel or other advisors for advice, assistance, or other representation in connection with this Amendment.

             SECTION 4.03. RELEASE. In further consideration of the Lenders' execution of this Amendment, the Borrower hereby releases each of the Agent, the Government Guarantor and each Lender and their respective affiliates, officers, employees, directors, agents and attorneys (collectively, the "Releasees") from any and all claims, demands, liabilities, responsibilities, disputes, causes of action (whether at law or equity) and obligations of every kind or nature whatsoever, whether liquidated or unliquidated, known or unknown, matured or unmatured, fixed or contingent that the Borrower may have against the Releasees which arise from or in any way relate to the Obligations, any Collateral, any Loan Document, any documents, agreements, dealings or other matters in connection with or relating to any of the Loan Documents, and any third parties liable in whole or in part for the Obligations, in each case to the extent arising (x) on or prior to the date hereof or (y) out of, or relating to, actions, dealings or matters occurring on or prior to the date hereof (including, without limitation, any actions or inactions which Releasees may have taken or omitted to take prior to the date hereof).

             SECTION 4.04. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

             SECTION 4.05. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

             SECTION 4.06. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by facsimile, each of which counterparts when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

BORROWER:

GENEVA STEEL LLC

By:      /s/ DENNIS L. WANLASS
         --------------------------------------------
Name:    Dennis L. Wanlass
         --------------------------------------------
Title:   Vice President
         --------------------------------------------


AGENT AND LENDER:

CITICORP USA, INC.,
as Agent and Term A Lender

By:      /s/ KEITH R. KARAKO
         --------------------------------------------
Name:    Keith R. Karako
         --------------------------------------------
Title:   Managing Director
         --------------------------------------------


LENDERS:

CITICORP NORTH AMERICA, INC.
as Term B Lender


By:      /s/ C. ANTHONY BOON
         --------------------------------------------
Name:    C. Anthony Boon
         --------------------------------------------
Title:   Managing Director
         --------------------------------------------


CITICORP NORTH AMERICA, INC.
as Term C Lender


By:
         --------------------------------------------
Name:
         --------------------------------------------
Title:
         --------------------------------------------


             [Government Guarantor Consent Page to Amendment No. 1]

GOVERNMENT GUARANTOR:

Approved and consented to the foregoing Amendment No. 1
as of this 30th day of April, 2001

EMERGENCY STEEL LOAN GUARANTY BOARD,
   as Government Guarantor


By:      /s/ DANIEL J. ROONEY
         --------------------------------------------
Name:    Daniel J. Rooney
         --------------------------------------------
Title:   Secretary to the Board
         --------------------------------------------


             [Government Guarantor Consent Page to Amendment No. 1]